Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10:- SUBSEQUENT EVENTS

a.	On August 18, 2024, the Company entered into Securities Purchase Agreements (the “August 2024 Purchase Agreements”) with multiple private investors to raise gross proceeds of approximately $3,300 thousand in exchange for the issuance of convertible notes (the “August 2024 Notes”) with an aggregate principal amount of approximately $4,000 thousand and warrants to acquire an aggregate of approximately 4,700 thousand ordinary shares of the Company. The August 2024 Notes are unsecured, have a term of two years and do not accrue interest. They are convertible into ordinary shares of the Company at any time at the option of the holder of each note at a price equal to the lower of $0.70 and the price per share at which the Company sells ordinary shares to a third party, but in no event less than $0.50.

The August 2024 Warrants are exercisable for a period of three years at an exercise price of $1.00 per share. In the event that the conversion price of the August 2024 Notes is reduced, the exercise price of the August 2024 Warrants will be reduced proportionately.

The placement agent for this transaction is entitled to receive a fee of approximately $233 thousand in cash and a warrant to purchase 1,108,332 ordinary shares of the Company on terms substantially similar to the terms of the August 2024 Warrants (the “Placement Agent Warrant”). The Company intends to enter into a consulting agreement with the placement agent for an initial period of three months, during which the placement agent will be paid a fee of $15 thousand per month.

The exercise of the August 2024 Notes and the exercise of the August 2024 Warrants and the Placement Agent Warrant will be limited to the extent that, upon conversion or exercise, the holder and its affiliates would in the aggregate beneficially own more than 4.99% of the Company’s outstanding ordinary shares. The Company has undertaken to register the resale of the ordinary shares underlying the August 2024 Notes and August 2024 Warrants on a registration statement with the SEC.

b.	On August 22, 2024, the Company announced it has entered into a written collaboration agreement with BST, formalizing the terms of the collaboration between the parties (the “BST Collaboration Agreement”).

The BST Collaboration Agreement, which is effective retroactively as of November 1, 2023 and pursuant to the terms thereof, BST agreed to conduct activities directed by the Company to integrate BST technology with the Company’s technology. In addition, the Company agreed to provide advisory services to BST in connection with BST’s performance under specified commercial agreements. Pursuant to the BST Collaboration Agreement, the Company receives all rights to any deliverables created under the BST Collaboration Agreement and an irrevocable, perpetual license to any BST background intellectual property created or developed before or after the effective date of the BST Collaboration Agreement. The BST Collaboration Agreement further grants the Company with the exclusive right available until August 22, 2025 to elect to acquire all of the outstanding share capital of BST or assets of BST to be selected by the Company, in consideration for the Company’s ordinary shares representing up to thirty percent (30%) of the Company’s outstanding share capital immediately following the closing of the acquisition on a fully-diluted basis, subject to adjustment and further terms and conditions to be set forth in a definitive agreement. While there is no certainty as to the duration of the BST Collaboration Agreement or any other transaction between the parties, the Company ultimately hopes to leverage the success of the collaboration under the BST Collaboration Agreement into an acquisition of BST, subject to the completion of due diligence and negotiation of a definitive agreement.

c.	On July 16, 2024, the Company was notified by the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was no longer in compliance with Nasdaq Listing Rule 5450(a)(1), because for the preceding 30 consecutive business days preceding the date of the notification, the bid price per share of the Company’s ordinary shares had closed below the $1.00 per share minimum bid price required for continued listing on Nasdaq (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided with an initial 180-calendar day period, ending on January 13, 2025, (the “Initial Compliance Period”) to regain compliance with the Minimum Bid Price Requirement. If at any time during the Initial Compliance Period, the closing bid price per share of the ordinary shares is at least $1.00 for a minimum of 10 consecutive business days, it is expected that Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed. The Notice has no immediate effect on the listing of the Company’s ordinary shares, which continue to trade on Nasdaq under the symbol “HUBC”.

d.	On August 23, 2024, the Company was notified by the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is no longer in compliance with Nasdaq Listing Rule 5450(b)(3) (the “Total Assets and Total Revenue Requirement”) because the Company’s total assets and total revenue for the most recently completed fiscal year and two of the last three most recently completed fiscal years were each below the minimum $50,000 thousand threshold for continued listing on The Nasdaq Global Market.

The Staff’s notice has no immediate effect on the listing of the Company’s ordinary shares, and the Company’s ordinary shares will continue to trade on Nasdaq under the symbol “HUBC.”

In accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company has 45 calendar days, or until October 7, 2024, to submit a plan to Nasdaq to evidence compliance with Nasdaq’s continued listing criteria (the “Compliance Plan”). If the Staff accepts the Company’s Compliance Plan, the Staff can grant the Company an extension of up to 180 days from the date of the Staff’s notice, or until February 19, 2025, to regain compliance. If the Compliance Plan is not accepted, the Staff will provide written notice that the Company’s ordinary shares are subject to delisting. At that time, the Company may request a hearing before the Nasdaq Hearings Panel, which request would stay any further action by the Staff at least until the hearing process concludes.

The Company is considering available options to regain compliance with the continued listing standards.

e.

On August 18, 2024, the Company, multiple non-U.S. investors introduced by the placement agent Claymore Capital PTY Ltd. (the “Claymore Investors”) entered into Securities Purchase Agreements, Notes and Warrants (the “Claymore Transaction”), according to which the Claymore Investors provided the Company with an amount of $3,325 thousand (the “Investment Amount”). The Notes accrue no interest and are payable on August 18, 2026.

The Face Value of (Loan Amount) of the Convertible Notes are 21% higher than the Investment Amount. Starting on August 18, 2024, the Claymore Investors will be entitled to convert any portion or the entirety of the outstanding Loan Amount into Ordinary Shares of the Company. The Conversion Price shall be the lower of (i) $0.70 and (ii) the price paid (or the deemed/effective price paid or payable) by an investor in any capital raising or financing transaction following the execution date of the Claymore Transaction pursuant to which the Company (whether through one agreement or a series of agreements) raises additional funding through the issue of any securities or any derivative form, including the issue additional capital stock or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company, but not including any issuances pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements and similar transaction arrangements or issuances made pursuant to an equity incentive plan of the Company; provided, however, that in no event shall the Conversion Price be lower than $0.50.

f.	Claymore Capital PTY Ltd.

On November 8, 2024, Claymore Investors agreed to extend a loan to the Company in the amount of $500,000. The loan accrues interest at the rate of 10% of the principal amount. The loan is repayable upon the closing of the Company’s next financing. If the loan is not repaid by December 17, 2024, the interest rate will increase by 5% of the principal amount each week until it is repaid.

On November 22, 2022, the Company and Claymore Investors agreed to a follow-on investment in the amount of $250,000 for a convertible note and warrant on the same terms and conditions as the Claymore Transaction. Specifically, the investor will receive a two-year note with a face amount of $302,500 (due to original issue discount), which bears no interest and is convertible into Ordinary Shares at a price of 0.70, subject to adjustments, as well as a warrant to purchase 175,000 Ordinary Shares at $1.00 per share, subject to adjustments, for a period of three years.

g.	The Comsec Group total liabilities sum up to NIS 55,000 thousand, but this amount is divided between different groups of creditors with different priorities, and includes provisions for employee’s vacation days, social benefits, liabilities for other subsidiaries and debts that their settlement is already happening. The Company assesses that it can pay 30% out of the total outstanding debt ( i.e. “Hair cut” of 70%) over a period of 3 years, on a quarterly basis and negotiations for a settlement agreement with the creditors are currently in an advanced phase. Comsec and the Company have reached a settlement agreement with a vendor, which is one of the creditors of Comsec, and whose debt is also covered by a guarantee by the Company.

According to the settlement agreement, the vendor was entitled to receive an amount of NIS 13,656 thousand according to the following payment schedule:

(i)	NIS 5,000 thousand until April 7, 2024

(ii)	NIS 4,328 thousand until May 15, 2024

(iii)	NIS 4,328 thousand until July 15, 2024

As the Company was guarantor to the debt to a vendor, the Company has paid the first two payments, but did not execute the third payment on time. As a result, starting from October 2024, the vendor has petitioned the court and received warrants for the foreclose of funds of the Company and of Comsec, held by third parties and at the bank accounts of the Company and of Comsec. As of the date of this report, an amount NIS 1,338 thousand was obtained by the vendor by the approved petition.

h.	AGP Settlement

The Company has entered into a settlement with AGP with respect to the convertible note of the Company issued to AGP on February 28, 2023 (the “Original Note”). The Original Note has a principal amount of $5,219 thousand and provides for interest at the rate of 6% per year and default interest at the rate of $18% per year.

The Original Note provided for amortization payments commencing on June 1, 2023, with final maturity on March 1, 2024. The obligations under the Original Note are recorded in the Company’s balance sheet as of June 30, 2024 at $5,700 thousands. The Company and AGP have entered into an amended and restated note dated as of November 22, 2024 (the “Amended Note”), which contemplates the AGP will convert $250,000 of the principal amount in each of seven 30-day periods, up to an aggregate amount of $1.8 million (but the first conversion can be $320,000 and final conversion $230,000). Upon each conversion, one-seventh of the excess debt above $1.8 million will be cancelled. Upon conversion of the full $1.8 million, the Amended Note will be extinguished. If $1.8 million is not converted by May 30, 2025, the terms of the Original Note will again apply, unless otherwise agreed by the parties. The Amended Note contains a conversion price equal to 93% of the prevailing market price, subject to a $0.40 floor. However, the floor price may be adjusted downward after three months if the market price falls below the floor price.

i.	The Company has entered into another agreement with Mr. Tomas Gottdiener (the “Investor”), dated as of November 5, 2024, for the sale in an unregistered private transaction, of a note (the “Note”) with an aggregate principal amount of $1,000,000 and a warrant (the “Warrant”).

The Note is repayable by the Company on November 29, 2024. The principal amount under the Note carries a variable interest rate based on the date of repayment as follows: (i) for the principal amount repaid on or prior to November 29, 2024, 8.5% of the principal amount of the Note, and (ii) for the principal amount repaid following November 29, 2024, 8.5% of such principal amount plus 15% per annum, on the basis of the actual number of days elapsed commencing from the date following November 29, 2024 and ending on the repayment date. As of the date of this report, the Company has not repaid any Principal Amount of the loan.

If the Note is not repaid prior to November 29, 2024, the Investor may convert any portion of the outstanding principal amount into Ordinary Shares of the Company at a rate equal to the arithmetic average of the closing price of the Ordinary Shares in the five (5) trading days prior to the date of conversion, provided that such conversion rate shall not be lower than $0.50. The Note is secured pari passu by a first-priority pledge on the shares of the Qpoint group, which pledge also secures the loan amount under previously issued notes to the Investor.

The Warrant is exercisable into 1,500,000 Ordinary Shares at a of $0.55 per share, until November 5, 2027.

The conversion of the Note and the exercise of the Warrant will be limited to the extent that, upon the conversion or exercise, the Investor and his affiliates would in aggregate beneficially own more than 4.99% of the Ordinary Shares.